UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2007

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                    11-2820379              002-99080
(State or Other Jurisdiction        (Commission File       (I.R.S. Employer
       of Incorporation)                Number)          Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
              (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     To obtain funding for its ongoing operations, The Certo Group Corp. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with Cornell Capital Partners, L.P., dated March 15, 2007, for the issuance of a Convertible Debenture, in the principal amount of $365,000, to Cornell Capital Partners, L.P. The Convertible Debenture has a term of three years, accrues interest at 12% and is convertible into our common stock at a price per share equal to the lesser of $0.80 or 80% of the lowest volume weighted average price of our common stock for the thirty trading days immediately preceding the conversion date. Cornell Capital Partners, L.P. may not convert the debenture for a number of shares of common stock in excess of that number of shares of common stock which, upon giving effect to such conversion, would cause the aggregate number of shares of common stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of our common stock following such conversion. In addition to the issuance of the Convertible Debenture we issued to Cornell Capital Partners, L.P. a warrant to purchase 275,000 shares of our common stock in connection with the foregoing transaction.

     We have agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable pursuant to the $365,000 principal amount Convertible Debenture and the shares of common stock issuable upon exercise of the warrant. In addition, in connection with the foregoing issuance, the Company and Cornell Capital Partners, L.P. and Montgomery Equity Partners, Ltd. agreed to amend certain debentures previously issued. Accordingly, a $990,000 principal amount 12% convertible compensation debenture, which is still outstanding, is due and payable, with interest, on November 19, 2010, a $2,250,000 convertible debenture is due and payable, with interest, on November 18, 2008 and a $194,000 convertible debenture is due and payable, with interest, on November 27, 2008, unless sooner converted into shares of our common stock.

Item 2.03 Creation of a Direct Financial Obligation.

     See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

     See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Shell company transactions.

     Not applicable.

(d)  Exhibits.

Exhibit
Number    Description
--------------------------------------------------------------------------------
10.1 Securities Purchase Agreement, dated March 15, 2007, by and between The Certo Group Corp. and Cornell Capital Partners, L.P.
10.2 $365,000 principal amount Convertible Debenture, dated March 15, 2007, issued by The Certo Group Corp. to Cornell Capital Partners, L.P.
10.3      Warrant in the name of Cornell Capital Partners,  L.P. dated March 15,
          2007
10.4 Registration Rights Agreement, dated March 15, 2007, by and between The Certo Group Corp. and Cornell Capital Partners, L.P.
10.5 Amended & Restated $2,250,000 principal amount Secured Convertible Debenture, dated March 15, 2007, issued by The Certo Group Corp. to Montgomery Equity Partners, Ltd.
10.6 Amended & Restated $990,000 principal amount Convertible Compensation Debenture, dated March 15, 2007, issued by The Certo Group Corp. to Cornell Capital Partners, L.P.
10.7 Amended & Restated $194,000 principal amount Secured Convertible Debenture, dated March 15, 2007, issued by The Certo Group Corp. to Montgomery Equity Partners, Ltd.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE CERTO GROUP CORP.


Dated: March 21, 2007                      By:  /s/ Dominic Certo
                                               ---------------------------------
                                           Name:    Dominic Certo
                                           Title:   Chief Executive Officer